Exhibit 10.42

OMB Control No. 1505-0080

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE:

PAGE 1 OF PAGES 1

| 2. AMENDMENT/MODIFICATION NO. | 3. EFFECTIVE DATE | 4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable) |
|---|---|---|---|
| 0002 | See Block 16C | W-6-W2-03-TP-R03 007 | |

6. ISSUED BY — CODE: IRS0088

Internal Revenue Service
6009 Oxon Hill Road, Suite 500
Oxon Hill, MD 20745

7. ADMINISTERED BY (If other than Item 6) — CODE:

See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code)

OFFICIAL PAYMENTS CORPORATION 00051397
2333 SAN RAMON VALLEY BOULEVARD STE# 450
SAN RAMON, CA 945834456

OFFICIAL PAYMENTS CORPORATION

CODE — FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
TIRNO-09-C-00019

10B. DATED (SEE ITEM 13)
04/23/2009

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

None Net Increase: $0.00

## 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

| (x) | | |
|---|---|---|
| | A. | THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. |
| | B. | THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). |
| | C. | THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: |
| X | D. | OTHER Specify type of modification and authority) Mutual Agreement Between the Parties. |

**E. IMPORTANT:** Contractor ☒ is not, ☐ is required to sign this document and return ____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this Modification is as follows:

1. The Government hereby exercise Option Year One (1) in accordance with the FAR Clause FAR 52.217-9, OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000). The period of performance is from January 1, 2010 through December 31, 2010.

2. All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. NAME AND TITLE OF SIGNER (Type or print) | | 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) | |
|---|---|---|---|
| NINA K VELLAYAN EVP & COO | | DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST | |
| 15B. CONTRACTOR/OFFEROR | 15C. DATE SIGNED | 16B. UNITED STATES OF AMERICA | 16C. DATE SIGNED |
| [signature] (Signature of person authorized to sign) | 12-28-09 | BY [signature: Dianne L. Goosby] (Signature of Contracting Officer) | 01/4/2010 |

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

30-105
Computer Generated

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243